EXHIBIT 99.1	SECURITIES PURCHASE AND SUBSCRIPTION AGREEMENT

SECURITIES PURCHASE AND SUBSCRIPTION AGREEMENT

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") IN RELIANCE ON EXEMPTION THEREFROM PROVIDED BY SECTION 4(2) OF THE SECURITIES ACT, NOR HAVE SUCH SECURITIES BEEN QUALIFIED WITH ANY STATE SECURITIES ADMINISTRATOR IN RELIANCE ON SIMILAR EXEMPTIONS.

THIS SECURITIES PURCHASE AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES ARE BEING SOLD FOR INVESTMENT PURPOSE ONLY AND MAY NOT BE TRANSFERRED, RESOLD OR OFFERED FOR RESALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN EXEMPTION THEREFROM. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS SECURITIES PURCHASE AND SUBSCRIPTION AGREEMENT (this "Agreement") effective as of May 31, 2007, by and between SOLARIS OPPORTUNITY FUND, L.P., a Delaware limited partnership (the “Purchaser”), and IMAGIN MOLECULAR CORPORATION., a publicly-owned Delaware corporation (the “Company”).

RECITALS

WHEREAS, The Company is a publicly-owned Delaware corporation with a class of common stock, par value $0.001 per share (the “Common Stock”) registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and

WHEREAS, the Company desires to offer and Solaris desires to purchase and subscribe for 20,000,000 shares of the Company’s Common Stock (the “Shares”), pursuant to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.             Purchase and Sale.  Pursuant to the terms and conditions set forth in this Agreement, on the Closing Date (as hereinafter defined), the Company will issue, sell, assign, convey and deliver to the Purchaser, free and clear of all liens, pledges, security, interests,options encumbrances, charges, agreements or claims of any kind whatsoever (collectively, “Liens”), and the Purchaser will purchase and accept all of the Company’s right, title and interest to the Shares.

2.          Purchase Price.  The total consideration to be paid by the Purchaser to the Company for the Shares shall be Four Hundred Thousand Dollars ($400,000) (the “Purchase Price”) in the form of check or wire transfer in favor of the Company on the Closing Date.

3.          Closing, Delivery and Payment. Subject to the terms and conditions herein, the closing of the transactions contemplated hereby (the "Closing"), shall take place upon delivery of the Purchase Price (the “Closing Date”).

4.            Representations and Warranties of the Purchaser.  The Purchaser hereby represents and warrants to the Company as follows (which representations and warranties are supplemented by the Purchaser's filings under the Securities Exchange Act of 1934, as amended (collectively, the "Exchange Act Filings").

4.1           Organization, Good Standing and Qualification.  The Purchaser is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware.  The Purchaser has the corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement and all other agreements related to this Agreement and referred to herein, and to carry out the provisions of this Agreement and the Related Agreements and to carry on its business as presently conducted.  The Purchaser is duly qualified and is authorized to do business and is in good standing as a foreign corporation, in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary.

4.2           Authorization; Binding Obligations.  All corporate action on the part of the Purchaser (including the respective officers and directors) necessary for the authorization of this Agreement, the performance of all obligations of the Purchaser hereunder at the Closing, when executed and delivered and to the extent it is a party thereto, will be valid and binding obligations of the Purchaser, enforceable in accordance with their terms, except:

(a)          as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and

(b)          general principles of equity that restrict the availability of equitable or legal remedies.

4.3           Investment Representations.  The Purchaser represents to the Company that:

(a)           Accredited Purchaser. The Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D. Purchaser has not been organized for the purpose of investing in securities of the Company, although such investment is consistent with its purposes.

(b)           Access to Information. The Purchaser has been granted the opportunity to conduct a full and fair examination of the records, documents and files of the Company, to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the terms and conditions of this offering, the Company and its business and prospects, and to obtain any additional information which the Purchaser deems necessary to verify the accuracy of the information received.

(c)           Capability to Evaluate. The Purchaser is capable of evaluating the merits and risks of the prospective investment. The Purchaser recognizes that investment in the Shares involves certain risks, including the potential loss of the Purchaser's investment therein, and the Purchaser understands all of the Risk Factors set forth in the Company’s filings with the Commission, which are hereby incorporated by reference. The Purchaser acknowledges that it has the ability to bear the economic risk of its investment pursuant to this Agreement.

(d)           Illiquidity. The Purchaser is aware that there are legal and practical limits on the Purchaser's ability to sell or dispose of the Shares, and, therefore, that the Purchaser must bear the economic risk of the investment for an indefinite period of time.

(e)           Investment Purpose. The Purchaser is acquiring the Shares for its own account for investment only and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered under the Securities Act.

(f)           Reliance on Exemptions. The Purchaser understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Shares.

(g)           Legends. The Purchaser understands that the certificates for the Shares, until such time as they shall been registered under the Securities Act, may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Shares):

"The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, that registration is not required under said Act or unless sold pursuant to Rule 144 under said Act."

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) the sale of such Security is registered under the SecuritiesAct, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act or (c) such holder provides the Company with reasonable assurances that such Security can be sold pursuant to Rule 144 under the Securities Act (or a successor rule thereto) without any restriction as to the number of Shares acquired as of a particular date that can then be immediately sold. The Purchaser agrees that it will sell all Shares, including those represented by a certificate(s) from which the legend has been removed, only in compliance with all applicable securities laws.

5.             Representations and Warranties of the Company.  The Company hereby represents and warrants to the Purchaser as follows (such representations and warranties do not lessen or obviate the representations and warranties of the Purchaser set forth in this Agreement):

5.1           Requisite Power and Authority.  The Company has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and to carry out their provisions. All action on the Company's part required for the lawful execution and delivery of this Agreement has been or will be effectively taken prior to the Closing. Upon their execution and delivery, this Agreement will be valid and binding obligations of the Company, enforceable in accordance with their terms, except:

(a)           as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and

(b)           as limited by general principles of equity that restrict the availability of equitable and legal remedies.

5.2           Registration Rights.  If at any time prior to the second anniversary of this Agreement, or from time to time the Company shall determine to register any of its securities, either for its own account or the account of security holders, other than a registration relating solely to employee benefit plans or a registration on Form S-4, the Company will include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Shares specified in a written request to the Company, made within twenty (20) calendar days after receipt of such written notice from the Company, by the Purchaser.

6.             Covenants of the Company.  The Company covenants and agrees with the Purchaser as follows:

6.1           Confidentiality.  The Company agrees that it will not disclose, and will not include in any public announcement, the name of the Purchaser, unless expressly agreed to by the Purchaser or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

6.2           Non-Public Information.  The Company agrees not to effect any sales in the shares of the Purchaser's Common Stock while in possession of material, non-public information regarding the Purchaser if such sales would violate applicable securities law.

7.             Covenants of the Purchaser and the Company Regarding Indemnification.

7.1           Purchaser Indemnification.  The Purchaser agrees to indemnify, hold harmless, reimburse and defend the Company, each of the Company's officers, directors, agents, affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company which results, arises out of or is based upon: (i) any misrepresentation by the Purchaser or breach of any warranty by the Purchaser in this Agreement; or (ii) any breach or default in performance by the Purchaser of any covenant or undertaking to be performed by the Purchaser hereunder or any other agreement entered into by the Purchaser and the Company relating hereto or thereto.

7.2           Company's Indemnification.  The Company agrees to indemnify, hold harmless, reimburse and defend the Purchaser and each of the Purchaser's officers, directors, agents, affiliates, control persons and principal shareholders, at all times against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Purchaser which results, arises out of or is based upon:  (i) any misrepresentation by the Company or breach of any warranty by the Company in this Agreement or in any exhibits or schedules attached hereto or any Related Agreement; or (ii) any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Purchaser and the Company relating hereto.

8.             Miscellaneous.

8.1           Governing Law/Arbitration.  THIS AGREEMENT AND ALL MATTERS CONNECTED WITH THE PERFORMANCE THEREOF SHALL BE CONSTRUED, INTERPRETED, AND GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF DELAWARE.  THE PURCHASER AND THE COMPANY AGREE THAT ANY DISPUTE OR CONTROVERSY ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY ALLEGED BREACH HEREOF SHALL BE SETTLED EXCLUSIVELY BY ARBITRATION IN NEW YORK, NEW YORK PURSUANT TO THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION.  IF THE TWO PARTIES CANNOT JOINTLY SELECT A SINGLE ARBITRATOR TO DETERMINE THE MATTER, ONE ARBITRATOR SHALL BE CHOSEN BY EACH PARTY (OR, IF A PARTY FAILS TO MAKE A CHOICE, BY THE AMERICAN ARBITRATION ASSOCIATION ON BEHALF OF SUCH PARTY) AND THE TWO ARBITRATORS SO CHOSEN WILL SELECT A THIRD.  THE DECISIONS OF THE SINGLE ARBITRATOR JOINTLY SELECTED BY THE PARTIES, OR, IF THREE ARBITRATORS ARE SELECTED, THE DECISION OF ANY TWO OF THEM, WILL BE FINAL AND BINDING UPON THE PARTIES AND THE JUDGMENT OF A COURT OF COMPETENT JURISDICTION MAY BE ENTERED THEREON.  FEES OF THE ARBITRATORS AND COSTS OF ARBITRATION (INCLUDING ATTORNEYS’ FEES) SHALL BE BORNE BY THE PARTIES IN SUCH MANNER AS SHALL BE DETERMINED BY THE ARBITRATOR OR ARBITRATORS.

8.2           Survival.  The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Company and the closing of the transactions contemplated hereby to the extent provided therein. All statements as to factualmatters contained in any certificate or other instrument delivered by or on behalf of the Purchaser pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Purchaser hereunder solely as of the date of such certificate or instrument.

8.3           Successors.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Securities from time to time, other than the holders of Common Stock which has been sold by the Company pursuant to Rule 144 or an effective registration statement.  The Company may not assign its rights hereunder to a competitor of the Purchaser.

8.4           Entire Agreement.  This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

8.5           Severability.  In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

8.6           Amendment and Waiver.

(a)           This Agreement may be amended or modified only upon the written consent of the Purchaser and the Company.

(b)           The obligations of the Purchaser and the rights of the Company under this Agreement may be waived only with the written consent of the Company.

(c)           The obligations of the Company and the rights of the Purchaser under this Agreement may be waived only with the written consent of the Purchaser.

8.6           Delays or Omissions.  It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement or the Related Agreements, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring.  All remedies, either under this Agreement or the Related Agreements, by law or otherwise afforded to any party, shall be cumulative and not alternative.

8.7           Notices.  notices required or permitted hereunder shall be in writing and shall be deemed effectively given:

(a)           upon personal delivery to the party to be notified;

(b)           when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day;

(c)           three (3) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or

(d)           one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

8.8           Attorneys' Fees.  In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including, without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

8.9           Titles and Subtitles.  The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

8.10         Facsimile Signatures; Counterparts.  This Agreement may be executed by facsimile signatures and in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

8.11         Broker's Fees.  Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein.  Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 11.12 being untrue.

8.12         Construction.  Each party acknowledges that its legal counsel participated in the preparation of this Agreement and the Related Agreements and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Agreement to favor any party against the other.

IN WITNESS WHEREOF, the parties hereto have executed the Securities Purchase Agreement as of the date set forth in the first paragraph hereof.

SOLARIS OPPORTUNITY, FUND, L.P.		IMAGIN MOLECULAR CORPORATION

By:	/s/Patrick Rooney	By:	/s/ Corey Conn
	Patrick Rooney,		Corey Conn,
	Managing Member		Chief Financial Officer